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                                                                    EXHIBIT 10.7

                       AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("AMENDMENT") is dated this 1st day of January, 1997 and amends the EMPLOYMENT AGREEMENT dated May 1, 1996, as amended September 25, 1996 between Sizzler International, Inc., a Delaware corporation ("Sizzler") and Kevin W. Perkins ("Perkins").

1. The last sentence of Paragraph 3.2, as amended is deleted and the following is inserted therein: The salary to be paid by SFD to Employee for the period January 1, 1997 through June 30, 1997 shall be US $150,000.00.

2. All other terms and conditions of the Employment Agreement remain in full force and effect.



/s/ KEVIN W. PERKINS                              By:  /s/ CHRISTOPHER R. THOMAS
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KEVIN W. PERKINS
                                                  ITS:    CFO
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